SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ____)

Filed by the Registrant                              |X|
Filed by a Party other than the Registrant           |_|

Check the appropriate box:
|_|      Preliminary Proxy Statement
|_| Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to ss.240.14a-12


                            AMERIPRIME ADVISORS TRUST
                            --------------------------
                (Name of Registrant as Specified in Its Charter)


        ---------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          1)   Title of each class of securities to which transaction applies:

               ------------------------------------------------------------

          2)   Aggregate number of securities to which transaction applies:

                ------------------------------------------------------------

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


               ------------------------------------------------------------

          4)   Proposed maximum aggregate value of transaction:

               ------------------------------------------------------------

          5)   Total fee paid:

               ------------------------------------------------------------

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

            ------------------------------------------------------------------

         2) Form, Schedule or Registration Statement No.:

            ------------------------------------------------------------------

         3) Filing Party:

            ------------------------------------------------------------------

         4) Date Filed:

            -----------------------------------------------------------------

                  Institutional Short-Term Government Bond Fund


                          431 North Pennsylvania Street
                           Indianapolis, Indiana 46204


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           To Be Held January 28, 2005

Dear Shareholders:

     The Board of Trustees of AmeriPrime Advisors Trust (the "Trust"), an open-end investment company organized as an Ohio business trust, has called a special meeting of the shareholders of the Institutional Short-Term Government Bond Fund series of the Trust, to be held at the principal executive offices of the Trust, 431 North Pennsylvania Street, Indianapolis, Indiana 46204, on January 28, 2005 at 10:00 a.m., Eastern time, for the following purpose:

     1.   To approve an  Agreement  and Plan of  Reorganization  under which the
          Institutional Short-Term Government Bond Fund would merge with and into The Core Fund, a series of WY Funds, in a tax-free reorganization.

     2. Transaction of such other business as may properly come before the meeting or any adjournments thereof.

     Shareholders  of record at the close of  business  on  January  3, 2005 are
entitled  to  notice  of,  and  to  vote  at,  the   special   meeting  and  any
adjournment(s) or postponement(s) thereof.

                                               By Order of the Board of Trustees

                                                  Freddie Jacobs, Jr., Secretary

                                                                January 14, 2005



                             YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                       INSTITUTIONAL SHORT-TERM GOVERNMENT
                                    BOND FUND

                          431 North Pennsylvania Street
                           Indianapolis, Indiana 46204



                                 PROXY STATEMENT
                                  ------------

                         SPECIAL MEETING OF SHAREHOLDERS
                           To Be Held January 28, 2005
                                  ------------

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of AmeriPrime Advisors Trust (the "Trust"), on behalf of the Institutional Short-Term Government Bond Fund for use at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held at the principal executive offices of the Trust, 431 North Pennsylvania Street, Indianapolis, Indiana 46204, on January 28, 2005 at 10:00 a.m., Eastern time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about January 14, 2005.

     A copy of the most recent annual report and the most recent semi-annual report succeeding the annual report, including financial statements and schedules, of the Institutional Short-Term Government Bond Fund is available at no charge by sending a written request to AmeriPrime Advisors Trust at 431 North Pennsylvania Street, Indianapolis, Indiana 46204 or by calling the Fund at 877-411-1167.

                                    PROPOSAL

      Approval of an Agreement and Plan of Reorganization Under Which the Institutional Short-term Government Bond Fund Would Merge With and Into the Core Fund in a Tax-free Reorganization.

     At a meeting held on December 13, 2004, the Board of Trustees of the Trust, including a majority to the Trustees who are not "interested persons" of the Trust (the "Independent Trustees") as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), considered and unanimously approved an Agreement and Plan of Reorganization (the "Plan of Reorganization"), a copy of which is attached to this proxy statement as Exhibit A. Under the Plan of Reorganization, the Institutional Short-Term Government Bond Fund (the "Government Bond Fund"), a series of the Trust, will assign all of its assets and liabilities to The Core Fund, a series of WY Funds, in exchange for a number of Core Fund Shares equivalent in number and value to shares of the Government Bond Fund outstanding immediately prior to the Closing Date (as defined below), followed by a distribution of those shares to Government Bond Fund shareholders so that each Government Bond Fund shareholder would receive shares of The Core Fund equivalent to the number of Government Bond Fund shares held by such shareholder on or about February 4, 2005 (the "Closing Date") (this transaction is referred to as the "Reorganization"). The Trust is an open-end investment company registered with the United States Securities and Exchange Commission (the "SEC"). WY Funds is a newly organized open-end investment company that currently is being registered with the SEC.

     If the Reorganization is approved and implemented, shareholders of the Government Bond Fund will become shareholders of The Core Fund. The Core Fund's investment objective is identical to, and its principal investment strategies are substantially similar to, the investment objective and principal investment strategies of the Government Bond Fund. In addition, the current investment adviser to the Government Bond Fund will continue as the investment adviser to The Core Fund. However, there are some differences between the funds. The Core Fund will employ an administrator, a transfer agent, and a distributor that is different than the administrator, transfer and distributor utilized by the Government Bond Fund. In addition, none of the members of the Board of Trustees of the Trust will serve on the Board of Trustees of The Core Fund. A comparison of the two funds is provided below.

                         Reasons for the Reorganization
                         ------------------------------

     Wertz York Capital Management Group, LLC ("Wertz York"), the current investment adviser to the Government Bond Fund and the investment adviser to The Core Fund, proposed the Reorganization. The primary reason for the Reorganization is to provide shareholders with a board of trustees that will focus solely on WY Funds (and in particular The Core Fund) and that is familiar with Florida financial markets. The Government Bond Fund invests in fixed income securities and is sold to institutional investors, most of whom are Florida governmental entities. Because of the particular market that it serves, Wertz York believes that the Government Bond Fund can be more effectively marketed if is supervised by a Board of Trustees that is familiar with Florida's public finance environment. As a result, Wertz York believes that it is in the long-term best interests of the Government Bond Fund and its shareholders for the Government Bond Fund to reorganize as The Core Fund, the sole series of WY Funds, which will be supervised by a board of trustees that is familiar with Florida's public finance environment.

     At a meeting on December 13, 2004, based on representations of Wertz York, the Board of Trustees of the Trust, including all of the Independent Trustees, unanimously approved the Plan of Reorganization. Based on information requested by the Board and provided by Wertz York, including a draft prospectus for The

Core Fund and a draft proxy statement, the Trustees compared the investment objectives and principal strategies of The Core Fund and the Government Bond Fund. After reviewing the draft proxy statement and prospectus, the Trustees concluded that The Core Fund's investment objective is identical to the investment objective of the Government Bond Fund and that there were no material differences in the principal investment strategies of the two Funds.

     Additionally, the Board noted that Wertz York, the investment adviser for The Core Fund, is the current investment adviser to the Government Bond Fund and that the management agreement between WY Funds and Wertz York is not materially different from the agreement currently in place between the Trust and Wertz York.. The Board also noted that annual fund operating expenses would remain unchanged because Wertz York has agreed to waive fees and/or reimburse expenses to the extent necessary to maintain The Core Fund's total operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; and extraordinary expenses) at 0.50% of its average daily net assets through April 30, 2006.

     The Board also considered the cost and tax consequences of the Reorganization. The Board noted that Wertz York has agreed to bear the expenses associated with the Reorganization and that there are not anticipated to be any material direct or indirect expenses to be borne by the Government Bond Fund or its shareholders. In addition, the Board considered the fact that the Reorganization is intended to be a tax-free reorganization for federal income tax purposes, that there will be no direct or indirect federal income tax consequences of the Reorganization to the Government Bond Fund or its shareholders, and that the Funds will receive a legal opinion to that effect prior to the Reorganization.

     Based on the factors discussed above, the Board of Trustees of the Trust, including a majority of the of the Independent Trustees, unanimously determined that the Reorganization is in the best interests of the Government Bond Fund, that the terms of the Agreement and Plan of Reorganization are fair and reasonable, and that the interests of shareholders of the Government Bond Fund will not be diluted as a result of the Reorganization.

               Comparison of the Investment Objectives, Principal
            Investment Strategies and Risks of Investing in the Funds
            ---------------------------------------------------------

     This section will help you compare the investment objectives and principal investment strategies of the Government Bond Fund and The Core Fund. However, it is only a brief discussion and is qualified in its entirety by the respective investment objectives, principal investment strategies and risks sections of the Government Bond Fund prospectus dated May 1, 2004 and The Core Fund prospectus.

INVESTMENT OBJECTIVES.

     The investment objectives of the Government Bond Fund and The Core Fund (each a "Fund" and collectively, the "Funds") are identical. The investment objective of each Fund is to seek a high level of income over the long-term consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES.

     The principal investment strategies of the Funds are identical.

     Both the Government Bond Fund and The Core Fund seek to achieve their investment objectives by investing primarily in short-term government bonds. Government bonds include securities issued or guaranteed by the U.S. government, as well as securities issued by its agencies or instrumentalities, such as
Federal Home Loan Bank securities. The Government Bond Fund invests, and The Core Fund will invest, in investment grade securities that the Funds' adviser believes offer attractive yields and are undervalued relative to other securities of similar credit quality and interest rate sensitivity. Based on these criteria, the adviser expects that a significant portion of each Fund's portfolio will consist of mortgage-backed securities such as Federal Home Loan Mortgage Corporation (Freddie Mac) and Federal National Mortgage Association (Fannie Mae) certificates. Under normal circumstances, each Fund's portfolio will have a dollar-weighted average maturity of no more than 3 years and at least 80% of each Fund's assets (defined as net assets plus the amount of any borrowing for investment purposes) will be invested in government bonds.

RISK FACTORS.

     Because the Funds have identical investment objectives and investment strategies, investments in the Funds are subject to the same risks. You may lose money on your investment in either Fund. The value of Fund shares may go up or down, sometimes rapidly and unpredictably. Market conditions, the financial condition of issuers, investment strategies, portfolio management and other factors affect the volatility of the Funds' shares. An investment in either Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes the principal risks of investing in each Fund:

Credit Risk
-----------

     Credit Risk is the risk that the issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

Government Risk
---------------

     The U. S. government's guarantee of ultimate payment of principal and timely payment of interest on certain U. S. government securities owned by the Fund does not imply that the Fund's shares are guaranteed or that the price of the Fund's shares will not fluctuate. In addition, securities issued by Freddie Mac, Fannie Mae and Federal Home Loan Banks are not obligations of, or insured by, the U.S. government. If a U.S. government agency or instrumentality in which the Fund invests defaults and the U.S. government does not stand behind the obligation, the Fund's share price or yield could fall.

Market Risk
-----------

     Market risk is the risk that the bond market may decrease in value, including the risk that the bond market may decrease in value sharply and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it or less than it was worth at an earlier time.

Selection Risk
--------------

     Selection risk is the risk that the securities selected by the adviser may underperform the bond market or mutual funds with similar investment objectives and strategies.

Interest Rate Risk
------------------

     Interest rate risk is the risk that the value of your investment may decrease when interest rates rise. Interest rate risk may effect the Fund's investments in mortgage-backed securities because when interest rates rise the maturities of these types of securities tend to lengthen, and the value of these securities may decrease more significantly.

Prepayment Risk
---------------

     Prepayment risk is the risk that the value of the mortgage-backed securities held by the Fund may go down as a result of changes in prepayment rates on the underlying mortgages. During periods of declining interest rates, prepayment of loans underlying mortgage-backed securities usually accelerates. Prepayment may shorten the effective maturities of these securities, and the Fund may have to reinvest at a lower interest rate.

Specific Maturity Risk
----------------------

     Specific maturity risk is the risk that the specific maturities in which the Fund invests may fall in value more than other maturities. Generally, due to changes in interest rates and other factors, the value of a portfolio of bonds with a longer effective maturity will fluctuate more than the value of a portfolio of bonds with a shorter effective maturity.

Turnover Risk
-------------

     Turnover risk is the risk that a Fund's high portfolio turnover may negatively effect performance. Each Fund's investment strategy involves active trading and will result in a high portfolio turnover rate. High portfolio turnover can result in correspondingly greater brokerage commission expenses. High portfolio turnover may result in the distribution to shareholders of additional capital gains for tax purposes, some of which may be taxable at ordinary income rates.

INVESTMENT RESTRICTIONS.

          Each Fund has adopted identical fundamental investment restrictions. Fundamental investment restrictions may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental. Each Fund also has identical non-fundamental investment restrictions.

                         Comparison of Fee and Expenses
                         ------------------------------

     The Reorganization will not result in a change in shareholder fees and expenses. The Annual Fund Operating Expenses tables and Examples shown below are based on fees and expenses in effect as of the Closing Date.



                                                                        Institutional
                                                                    Short-Term Government
                                                                          Bond Fund            The Core Fund
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases                             None                  None
Maximum Deferred Sales Charge (Load)                                         None                  None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                  None                  None
   and other Distributions
Redemption Fee                                                               None 1                None 1

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fee                                                              1.00%                  1.00%
Distribution (12b-1) Fees                                                    None                   None
Other Expenses                                                              0.00%                  0.00%
Total Annual Fund Operating Expenses                                        1.00%                  1.00%
Expense Reimbursement                                                       0.50% 2                0.50% 3
Net Expenses (after expense reimbursement)                                  0.50%                  0.50%


     1 A wire transfer fee of $15 may be charged to defray custodial charges for redemptions paid by wire transfer. This fee currently is waived.

     2 The adviser has contractually agreed to waive fees and/or reimburse expenses but, only to the extent necessary to maintain the Fund's total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; and extraordinary expenses) at 0.50% of its average daily net assets through April 30, 2005.

     3 The adviser has contractually agreed to waive fees and/or reimburse expenses but, only to the extent necessary to maintain the Fund's total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; and extraordinary expenses) at 0.50% of its average daily net assets through April 30, 2006.

Example:
--------

     The Example is intended to help you compare the cost of investing in the Government Bond Fund with the cost of investing in The Core Fund.

     The Example assumes that you invest $10,000 in each Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same (except for fee waiver and/or expense reimbursement reflected in the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


Fund                                               1 Year         3 Years        5 Years       10 Years
----                                               ------         -------        -------       --------
Institutional Short-Term Government Bond Fund        $51           $269           $504          $1,179
The Core Fund                                        $51           $269           $504          $1,179






                                Board of Trustees

     The following individuals have agreed to serve on the Board of Trustees of WY Funds:

RANDY K. STERNS
---------------

     Mr. Sterns is a shareholder with Bush, Ross, Gardner, Warren & Rudy, P.A. and practices in securities, franchise, taxation, trademark and licensing, distribution, deferred and stock compensation, nonprofit and general corporate law. He received an undergraduate degree, magna cum laude, from Oral Roberts University, a JD and MBA from Willamette University (1979) and an MLT. in Federal Taxation from Georgetown University in 1984. Mr. Sterns was admitted to the bar in 1980 and is admitted to practice in Florida and the United States Tax Court. He is a member of The Florida Bar, Hillsborough County Bar Association, National Association of Stock Plan Professionals and American Intellectual Property Law Association.

TAMMY EVANS
-----------

     Ms. Evans is Vice President of Mortgage Accounting and Financial Reporting with Marriott Vacation Club International, Inc. Before accepting that position in August 2004, she served as Senior Auditor for Grant Thornton LLP (June 2002 - July 2004) and as an Audit Manager for Arthur Andersen LLP (May 1994 - June
2002). Ms. Evan's educational and professional credentials include a CPA license
(1994); MA degree in accounting from the University of Florida (1994) and a BA degree in accounting from the University of Florida (1992). Ms. Evans also is a member of AICPA and FICPA. Ms. Evans brings a wealth of public accounting experience to the Board, including many years of auditing various Florida governments and serving on audit committees. In addition, she has extensive experience auditing both public and private clients in several industries: governments, real estate, and broker-dealers.

DOUGLAS CONNER
--------------

     Mr. Conner is a CPA and the managing partner of Conner Properties and Conner Land, Ltd. Since 1994, Mr. Connor has been the Director and Chairman of
J. W. Conner & Sons, Inc. (Road Construction) and holds the same positions for Delta Asphalt Paving Co., C&D Equipment Co. and Florida Midstate Realty. Mr. Conner's educational background includes a BBA degree in Accounting from Stetson University (1968) and a BA degree in accounting from Tulane University (1964).

M. BRENT WERTZ
--------------

     For the past five years, Mr. Wertz has been the co-owner of Wertz York Capital Management Group, LLC. Mr. Wertz has been the co-fund manager of the Government Bond Fund since its inception in January 2001. In 1998 Mr. Wertz earned an MBA from the University of Tampa. He previously earned a BA in Economics from the Virginia Military Institute. Mr. Wertz brings to the Board of Trustees fixed income expertise and experience working with numerous Florida special taxing districts and investment bankers.


                        Federal Income Tax Consequences
                        -------------------------------

     The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. No gain or loss will be recognized as a consequences of the Reorganization by the Government Bond Fund or The Core Fund (except to the extent that such assets consist of contracts described in section 1256 of the Code), nor will a gain or loss will be recognized by the shareholders of the Government Bond Fund as a result of the Fund's distribution of Core Fund shares to such shareholders in exchange for such shareholder's
Government Bond Fund shares. In addition, a shareholder's tax basis for shares held in the Government Bond Fund will carryover to the shares of The Core Fund acquired in the Reorganization, and the holding period for shares held as a capital asset also will carryover to The Core Fund shares received in the Reorganization. As a condition to the Closing Date, each Fund shall have received a legal opinion from Thompson Hine LLP to the effect that the Reorganization will qualify as a tax-free reorganization with the foregoing tax consequences. That opinion will be based upon certain representations and warranties made by the Trust and WY Funds and certifications received from the Trust and WY Fund on behalf of each of the Funds.

     Immediately prior to the Closing Date, the Government Bond Fund shall have declared and paid a distribution or distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders: (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern Time on the Closing Date, and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

     You should consult your tax advisor regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances. Since the foregoing discussion relates only to the Federal income tax consequences of the Reorganization, you should also consult your tax adviser as to state and local tax consequences, if any, of the Reorganization.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE GOVERNMENT BOND FUND
                           APPROVE THE REORGANIZTION

                                   THE ADVISER

     Wertz York currently is the investment adviser to the Government Bond Fund and will serve as the investment adviser to The Core Fund. As the investment adviser, Wertz York makes the day-to-day investment decisions for the Funds. Wertz York is located at 3434 Colwell Avenue, Suite 100, Tampa, Florida 33614. As of December 31, 2004, Wertz York managed approximately $254 million in assets.

     Mitchell P. York, CFA, and M. Brent Wertz, MBA are the portfolio managers of the Government Bond Fund. Following the Reorganization, Messrs. York and Wertz will advise The Core Fund. Mr. York has been a member of Wertz York since he co-founded the firm in May 2000. For the five years prior to the founding of the firm, Mr. York worked as an investment advisor and professional money manager, with the last three years primarily focused on advising and managing portfolios for municipalities. Mr. York earned a Chartered Financial Analyst
(CFA) designation in 1999 and is a member of the Association for Investment Management and Research (AIMR) and the Financial Analyst Society of Tampa Bay (FASTB). He was an Investment Advisor Representative of Benton Financial Group, Inc. from March 1997 through June 2000. From January 1992 through March 1997, he served as a Research Economist with the Center for Transportation Research at the University of South Florida. Mr. York earned an MA in Economics in 1993 from the University of South Florida and a BBA in Finance in 1990 from Eastern Kentucky University.

     Mr. Wertz also has been a member of Wertz York since he co-founded the firm in May 2000. Prior to co-founding the adviser in 2000, Mr. Wertz advised and managed portfolios as an Investment Advisor Representative of Benton Financial Group, Inc. from November 1999 through June 2000. From February 1996 through April 2000, Mr. Wertz raised capital for municipalities as a consultant with Rizzetta & Co., a real estate consulting firm. Mr. Wertz is a member of the Association for Investment Management and Research (AIMR) and the Financial Analyst Society of Tampa Bay (FASTB). Mr. Wertz earned an MBA in 1998 from the University of Tampa and a BA in Economics and Business in 1991 from the Virginia Military Institute.

     The Government Bond Fund currently pays Wertz York a fee equal to 1.00% of its average daily net assets. The Core Fund will pay Wertz York the same amount following the Reorganization. Wertz York pays all of the operating expenses of the Government Bond Fund, and will pay all the operating expenses of The Core Fund, except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expense of securities sold short), fees and expenses of non-interested person Trustees, extraordinary expenses and distribution-related expenses incurred pursuant to Rule 12b-1 under the Investment Company Act of 1940, if any. In addition, York Wertz has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to maintain The Core Fund's total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; and extraordinary expenses) at 0.50% of its average daily net assets through April 30, 2006. Wertz York made the same commitment to the Government Bond Fund through April 30, 2005.

     Wertz York (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

                            OTHER SERIVICE PROVIDERS

Administrator, Transfer Agent and Fund Accountant
-------------------------------------------------

     Citco Mutual Fund Services, Inc. ("Citco"), 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355, acts as The Core Fund's transfer agent. Citco maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of The Core Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. In addition, Citco provides The Core Fund with fund accounting services, which include the maintenance of accounting books and records, daily accounting, the provision of certain monthly reports, record-keeping and other management-related services. Finally, Citco also provides The Core Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified Fund Services, 431 North Pennsylvania Street, Indianapolis, Indiana 46204 provided similar services for the Government Bond Fund.

Distributor
-----------

     Citco Mutual Fund Distributors, Inc., 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355, (the "Distributor"), is the exclusive agent for distribution of shares of The Core Fund. The Distributor is obligated to sell the shares of The Core Fund on a best efforts basis only against purchase orders for the shares. Shares of The Core Fund are offered to the public on a continuous basis. Unified Financial Services, 431 North Pennsylvania Street, Indianapolis, Indiana 46204 provided similar services for the Government Bond Fund.

Custodian
---------

     Wachovia  Bank,  N.A.  serves as  custodian  for The Core  Fund's  cash and securities. The custodian acts as The Core Fund's depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at The Core Fund's request and maintains records in connection with its duties. The Huntington National Bank, 41 South High Street, Columbus, Ohio 43215 provided similar services for the Government Bond Fund.


                                    THE PROXY

     The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the proposed Agreement and Plan of Reorganization and at the discretion of the holders of the proxy on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

                          VOTING SECURITIES AND VOTING

     The close of business on January 3, 2005 is the record date for determining the shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof (the "Record Date"). There were 18,495,169.1920 shares of beneficial interest of the Government Bond Fund issued and outstanding as of the Record Date. Only shareholders of record on the Record Date are entitled to vote at the Meeting. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. The presence, in person or by proxy, of the holders of at least a majority of the aggregate number of shares of the Fund entitled to vote is necessary to constitute a quorum for the Government Bond Fund at the Meeting.

     An affirmative vote of the holders of a majority of the outstanding shares of the Government Bond Fund is required for the approval of the proposed Agreement and Plan of Reorganization. As defined in the Investment Company Act, a vote of the holders of a majority of the outstanding shares of a fund means the vote of (1) 67% or more of the voting shares of the fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the fund, whichever is less.

     Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Government Bond Fund represented at the meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the proposed management agreement, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

                        SECURITY OWNERSHIP OF MANAGEMENT


     As of the Record Date, the Trustees and officers of the Trust beneficially owned no shares of the Government Bond Fund.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following list indicates the ownership by shareholders who, to the best knowledge of the Trust, were the owners of more than 5% of the outstanding shares of the Government Bond Fund on the Record Date:




---------------------------------------------------------- ----------------------------------------- ----------------------------
                                                                                                      Percentage of Outstanding
          Name and Address of Beneficial Owner                  Amount and Nature of Ownership           Shares of the Fund
---------------------------------------------------------- ----------------------------------------- ----------------------------
---------------------------------------------------------- ----------------------------------------- ----------------------------
District School Board of Pasco County, Florida             1,545,104.8240/Record Ownership                      8.35%
Directors of Finance Svcs
7227 Land O'Lakes Blvd.
Land O'Lakes, FL 34639

---------------------------------------------------------- ----------------------------------------- ----------------------------
---------------------------------------------------------- ----------------------------------------- ----------------------------
SunTrust Bank TTEE
FBO: Reunion East Comm. Dev. Dist
225 East Robinson Street, Suite 250
Orlando, FL 32801                                          1,086,789.4500/Record Ownership                      5.88%


---------------------------------------------------------- ----------------------------------------- ----------------------------
---------------------------------------------------------- ----------------------------------------- ----------------------------
School Board of Pinellas Co.
301 4th Street SW                                          1,557,469.6700/Record and Beneficial
Largo, FL 33770                                            Ownership                                            8.42%

---------------------------------------------------------- ----------------------------------------- ----------------------------
---------------------------------------------------------- ----------------------------------------- ----------------------------
Wachovia Bank TTEE
FBO: Sterling Hill Comm Dev District
2003 Construction
200 S. Biscayne Blvd., 14th Floor                          1,311,045.0300/Record Ownership                      7.09%
Miami. FL 33131

---------------------------------------------------------- ----------------------------------------- ----------------------------
---------------------------------------------------------- ----------------------------------------- ----------------------------
Wachovia Bank TTEE
FBO: Seven Oaks Comm Dev Dist II
2003 Construction
200 Biscayne Blvd., 14th Floor                             1,742,648.7850/Record Ownership                      9.42%
Miami. FL 33131

---------------------------------------------------------- ----------------------------------------- ----------------------------
---------------------------------------------------------- ----------------------------------------- ----------------------------
Wachovia Bank TTEE
Fishhawk Community Dev Dist II
03 Construction
200 Biscayne Blvd., 14th Floor                             1,765,311.6400/Record Ownership                      9.54%
Miami. FL 33131

---------------------------------------------------------- ----------------------------------------- ----------------------------
---------------------------------------------------------- ----------------------------------------- ----------------------------
Wachovia Bank TTEE
FBO: World Commerce Comm Dev District
2004 A-1 Capital Interest Acct
200 S. Biscayne Blvd., 14th Floor                          1,120,431.0450/Record Ownership                      6.06%
Miami. FL 33131

---------------------------------------------------------- ----------------------------------------- ----------------------------
---------------------------------------------------------- ----------------------------------------- ----------------------------
SunTrust Bank as Trustee For
Reunion West Comm. Dev. Dist
DTD 09/01/04
225 East Robinson Street, Suite 250                        1,923,020.7080/Record Ownership                     10.40%
Orlando, FL 32801

---------------------------------------------------------- ----------------------------------------- ----------------------------

     As of the Record Date, the Trust knows of no other person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who beneficially owns more than 5% of the outstanding shares of the Government Bond Fund.


                              SHAREHOLDER PROPOSALS

     The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting.
Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the Investment Company Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Mr. Freddie Jacobs, Jr., Secretary, AmeriPrime Advisors Trust, 431 North Pennsylvania Street, Indianapolis, Indiana 46204.

                               AFFILIATED BROKERS

     For fiscal year ended December 31, 2004, the Government Bond Fund did not pay brokerage commissions to affiliated brokers.

                              COST OF SOLICITATION

     The Board of Trustees of the Trust is making this solicitation of proxies. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by Wertz York. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the beneficial owners of shares of the Fund of whom they have knowledge, and Wertz York will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and Wertz York may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.

                                  OTHER MATTERS

     The Trust's Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

                                 PROXY DELIVERY

     If you and another shareholder share the same address, the Trust may only send one proxy statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call 877-411-1167, or write the Trust's transfer agent, Unified Fund Services, Inc., at 431 North Pennsylvania Street, Indianapolis, Indiana 46204.

                                               BY ORDER OF THE BOARD OF TRUSTEES


                                                             Freddie Jacobs, Jr.
                                                                       Secretary

                                                                January 14, 2005

              PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT
                    PROMPTLY IN THE ENCLOSED REPLY ENVELOPE.

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION


     AGREEMENT AND PLAN OF REORGANIZATION dated as of August 30, 2004 (the "Agreement"), by and between AmeriPrime Advisors Trust, an Ohio business trust ("AmeriPrime") and WY Funds, an Ohio business trust.

     WHEREAS, each of AmeriPrime and Unified Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS,   AmeriPrime  proposes  to  merge  the  Institutional   Short-Term
Government Bond Fund series ("Acquired Fund") into The Core Fund, a series of WY Funds (the "Core Fund");

     WHEREAS, the parties desire to change the form of organization of the Acquired Fund from one of many series of AmeriPrime to the only series of WY Funds, it being anticipated that the merger will accomplish the business purpose of providing long-term benefits to the Acquired Fund's shareholders, all of whom are Florida governmental entities, by providing them supervision from a Board of Trustees that is familiar with Florida's public finance environment;

     WHEREAS, each of the Acquired Fund and the Core Fund share the same investment adviser and may be deemed to be affiliated parties;

     WHEREAS, each of the Acquired Fund and the Core Fund may merge in reliance on Rule 17a-8 of the 1940 Act, provided that the conditions set forth in such rule are met;

     WHEREAS, the Board of Trustees of each of AmeriPrime and WY Funds, including a majority of the trustees who are not "interested persons" of such trust (as defined in the 1940 Act), have determined that the merger is in the best interests of the Acquired Fund and the Core Fund and will not dilute the interests of such funds' shareholders;

     WHEREAS, the parties intend that all agreements, representations, actions and obligations described herein made or undertaken by a fund are made and shall be taken or undertaken by AmeriPrime on behalf of the Acquired Fund, or WY Funds on behalf of the Core Fund, as appropriate. Similarly, the parties intend, if context requires, that all agreements, representations, actions and obligations described herein made or undertaken by AmeriPrime or WY Funds are made and shall be taken by AmeriPrime on behalf of the Acquired Fund, or Unified Trust on behalf of the Core Fund, as appropriate;

     WHEREAS, each of the following conditions will be met: (1) the Acquired Fund's investment policies, including the policies that, under the 1940 Act could not be changed without a vote of a majority of the Acquired Fund's outstanding voting securities, will be the same as the Core Fund's; (2) the Core Fund's advisory contract will not be materially different from that of the Acquired Fund; and (3) after the merger, the Core Fund will not be authorized to pay charges under a plan that provides for use of fund assets for distribution that are greater than charges authorized to be paid by the Acquired Fund under such a plan; and

     WHEREAS, provided that the conditions set forth above have been met, the Acquired Fund shall be permitted to merge with and into the Core Fund following shareholder approval as set forth in Rule 17a-8 of the 1940 Act.

     NOW, THEREFORE, in consideration of the mutual promises herein contained and intending to be legally bound hereby, the parties hereto agree to effect the transfer of all of the assets of the Acquired Fund to the Core Fund, solely in exchange for the assumption by the Core Fund of all of the liabilities of the Acquired Fund, and shares of beneficial interest of the Core Fund ("Core Fund Shares") followed by the distribution, at the Effective Time (as defined in
Section 12 of this Agreement), of such Core Fund Shares to the holders of shares of the Acquired Fund ("Acquired Fund Shares") on the terms and conditions hereinafter set forth in liquidation of the Acquired Fund.

     The parties hereto covenant and agree as follows:

     1. PLAN OF REORGANIZATION. At the Effective Time, the Acquired Fund will assign, deliver and otherwise transfer all of its assets described in paragraph 2(a) ("Assets"), and assign all of the Acquired Fund's liabilities described in paragraph 2(b) ("Liabilities") to the Core Fund, and the Core Fund shall acquire all Assets, and shall assume all Liabilities of the Acquired Fund, in exchange for delivery to the Acquired Fund by the Core Fund of a number of Core Fund Shares (both full and fractional) equivalent in number and value to the Acquired Fund Shares outstanding immediately prior to the Effective Time. Shareholders of record of Acquired Fund Shares at the Effective Time will be credited with full and fractional Core Fund Shares. The Assets and Liabilities of the Acquired Fund shall be exclusively assigned to and assumed by the Core Fund. All Liabilities of the Acquired Fund shall, after the Effective Time, attach to the Core Fund and may be enforced against the Core Fund to the same extent as if the same had been incurred by the Core Fund. The events outlined in this Section 1 are the "Reorganization."

     2. TRANSFER OF ASSETS.

          (a) The Assets of the Acquired Fund to be acquired by the Core Fund and allocated thereto shall include, without limitation, all the assets and property that the Acquired Fund owns (including all cash, cash equivalents, securities, receivables (including interest and dividends receivable), as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Acquired Fund) at the Effective Time.

          (b) The Liabilities of the Acquired Fund to be assumed by the Core Fund and allocated thereto shall include, without limitation, all of the Acquired Fund's debts, liabilities, obligations and duties of whatever kind or nature, whether absolute, accrued, contingent or otherwise, and whether or not determinable at the Effective Time.

          (c) The Acquired Fund shall direct The Huntington National Bank, as custodian for the Acquired Fund (the "Custodian"), to deliver, at or prior to the Effective Time, a certificate of an authorized officer stating that:
     (i) all Assets have been delivered in proper form to the Core Fund at the Effective Time, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to Wachovia Bank, N.A., the custodian for the Core Fund no later than the Effective Time, and shall be transferred and delivered by the Acquired Fund as of the Effective Time for the account of the Core Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Effective Time by book entry, in accordance with the Custodian's customary practices, the Acquired Fund's Assets deposited with the Custodian. The cash to be transferred by each Acquired Fund shall be delivered by wire transfer of federal funds prior to or as of the Effective Time.

          (d) The Acquired Fund shall direct Unified Fund Services, Inc. (the "Transfer Agent"), on behalf of the Acquired Fund, to deliver prior to or as of the Effective Time a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund's shareholders and the number and percentage ownership of outstanding shares owned by each shareholder immediately prior to the Effective Time. The Core Fund shall cause Citco Mutual Fund Services, Inc., the Transfer Agent for the Core Fund to issue and deliver a confirmation evidencing the Core Fund Shares to be credited at the Effective Time to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that the Core Fund Shares have been credited to the Acquired Fund's account on the books of the Core Fund. No later than the Effective Time each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

     3. CALCULATIONS.

          (a) The number of Core Fund Shares issued to the Acquired Fund pursuant to Section 1 hereof will be the number of issued and outstanding Acquired Fund Shares of the Acquired Fund at the Valuation Time (as hereinafter defined).

          (b) The net asset value of the Core Fund Shares shall be the net asset value of the shares of the Acquired Fund at the Valuation Time. The net asset value of the Acquired Fund's Shares shall be computed at the Valuation Time in the manner set forth in the Acquired Fund's then current prospectus under the Securities Act of 1933 (the "1933 Act").

     4. VALUATION OF ASSETS. The value of the Assets of the Acquired Fund shall be the value of such Assets computed as of the time at which the Acquired Fund's net asset value is calculated at the Valuation Time. The net asset value of the Assets of the Acquired Fund to be transferred to the Core Fund shall be computed by the Transfer Agent (and shall be subject to adjustment by the amount, if any, agreed to by the Acquired Fund and the Core Fund). In determining the value of the securities transferred by the Acquired Fund to the Core Fund, each security shall be priced in accordance with the pricing policies and procedures of the Acquired Fund as described in its then current prospectus and statement of additional information. For such purposes, price quotations and the security characteristics relating to establishing such quotations shall be determined by AmeriPrime's Board of Trustees, provided that such determination shall be subject to the approval of WY Funds. The Acquired Fund and the Core Fund agree to use all commercially reasonable efforts to resolve, prior to the Valuation Time, any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Core Fund and those determined in accordance with the pricing policies and procedures of the Acquired Fund.

     5. VALUATION TIME. The valuation time shall be 4:00 p.m., Eastern Time, on February __, 2005, or such earlier or later date and time as may be mutually agreed in writing by an authorized officer of each of the parties (the "Valuation Time"). Notwithstanding anything herein to the contrary, in the event that at the Valuation Time, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the parties, accurate appraisal of the value of the net assets of the Acquired Funds is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Acquired Fund is practicable.

     6. LIQUIDATION OF THE ACQUIRED FUNDS AND CANCELLATION OF SHARES. At the Effective Time, the Acquired Fund will liquidate and the Core Fund Shares (both full and fractional) received by the Acquired Fund will be distributed to the shareholders of record of the Acquired Fund as of the Effective Time in exchange for the Acquired Fund Shares and in complete liquidation of the Acquired Fund. Each shareholder of the Acquired Fund will receive a number of Core Fund Shares equal in number and value to the Acquired Fund Shares held by that shareholder, and each Core Fund Share and each Acquired Fund Share will be of equivalent net asset value per share. Such liquidation and distribution will be accomplished by the establishment of an open account on the share records of the Core Fund in the name of each shareholder of the Acquired Fund that represents the respective number of Core Fund Shares due such shareholder. All of the issued and outstanding shares of the Acquired Fund shall be cancelled on the books of the Acquired Fund at the Effective Time and shall thereafter represent only the right to receive Core Fund Shares. The Acquired Fund's transfer books shall be closed permanently. AmeriPrime also shall take any and all other steps as shall be necessary and proper to effect a complete termination of the Acquired Fund.

     7. REPRESENTATIONS AND WARRANTIES OF THE CORE FUNDS. WY Funds, on behalf of itself and, as appropriate, the Core Fund, represents and warrants to AmeriPrime and the Acquired Fund as follows:

          (a) ORGANIZATION, EXISTENCE, ETC. WY Funds is a business trust duly organized, validly existing and in good standing under the laws of the State of Ohio and has the power to carry on its business as it is now being conducted. The Core Fund is duly established and designated as a series of WY Funds.

          (b) REGISTRATION AS INVESTMENT COMPANY. WY Funds is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect. Prior to the Effective Time, the registration statement relating to the Core Fund will be effective.

          (c) SHARES TO BE ISSUED UPON REORGANIZATION. The Core Fund Shares to be issued by the Core Fund in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable by WY Funds. Prior to the Effective Time, there shall be no issued and outstanding Core Fund Shares or any other securities issued by the Core Fund, except that the Core Fund may issue shares to its initial shareholder in order to meet minimum capitalization requirements under Section 14(a) of the 1940 Act and to allow for the approval of the Core Fund's advisory agreement.

          (d) AUTHORITY RELATIVE TO THIS AGREEMENT. WY Funds, on behalf of itself and the Core Fund, has the power to enter into this Agreement and to carry out its obligations hereunder and has all necessary federal, state and local authorizations to consummate the Reorganization. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by WY Funds'

     Board of Trustees, including a majority of its Trustees who are not interested persons of WY Funds, and no other proceedings by WY Funds or the Core Fund are necessary to authorize WY Funds' officers to effectuate this Agreement and the transactions contemplated hereby. Neither WY Funds nor the Core Fund is a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

          (e) LIABILITIES. To the actual knowledge of WY Funds, there are no liabilities of the Core Fund, whether or not determined or determinable, other than liabilities incurred in the ordinary course of business subsequent to the Effective Time or otherwise disclosed to the Acquired Fund, none of which has been materially adverse to the business, assets or results of operations of the Core Fund. To the actual knowledge of WY Funds, WY Funds' Registration Statement, which is on file with the Securities and Exchange Commission (the "SEC"), does not contain an untrue statement of material fact or omit a material fact that is required to be stated therein or that is necessary to make the statements therein not misleading.

          (f) LITIGATION. Except as disclosed to the Acquired Fund, there are no claims, actions, suits or proceedings pending or, to the actual knowledge of WY Funds, threatened which would materially adversely affect the Core Fund or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

          (g) CONTRACTS. Except for contracts and agreements disclosed in Exhibit A hereto, under which no material default exists, neither WY Funds nor the Core Fund is a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever with respect to the Core Fund.

          (h) TAXES. As of the Effective Time, all Federal and other tax returns, information returns, and other tax-related reports of the Core Fund required by law to have been filed by such date (including extensions), if any, shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of WY Funds' knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

          (i) SUBCHAPTER M. No later than the Effective Time, the Core Fund will be a "fund" as defined in section 851(g)(2) of the Internal Revenue Code of 1986, as amended (the "Code"); it will qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code for the taxable year in which the Reorganization occurs; and it intends to continue to meet all the requirements for that qualification.

     8. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRED FUND. AmeriPrime, on behalf of itself and, as appropriate, the Acquired Fund, represents and warrants to WY Funds and the Core Fund as follows:

          (a) ORGANIZATION, EXISTENCE, ETC. AmeriPrime is a business trust duly organized and validly existing under the laws of the State of Ohio and has the power to carry on its business as it is now being conducted. The Acquired Fund is duly established and designated as a series of AmeriPrime.

          (b) REGISTRATION AS INVESTMENT COMPANY. AmeriPrime is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

          (c) FINANCIAL STATEMENTS. The audited financial statements of the Acquired Fund for its most recently ended fiscal year, and unaudited financial statements relating to its most recently ended semi-annual period if the semi-annual period is subsequent to the most recently ended fiscal year, (the "Acquired Fund's Financial Statements"), as delivered to the Core Fund, fairly present the financial position of the Acquired Fund as of the dates thereof, and the results of its operations and changes in its net assets for the periods indicated. There are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including notes thereto) in accordance with generally accepted accounting principles as of such date not disclosed therein.

          (d) MARKETABLE TITLE TO ASSETS. The Acquired Fund will have, at the Effective Time, good and marketable title to, and full right, power and authority to sell, assign, transfer and deliver, the Assets to be transferred to the Core Fund. Upon delivery and payment for such Assets, the Core Fund will have good and marketable title to such Assets without restriction on the transfer thereof free and clear of all liens, encumbrances and adverse claims.

          (e) AUTHORITY RELATIVE TO THIS AGREEMENT. AmeriPrime, on behalf of the Acquired Fund, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by the Board of Trustees of AmeriPrime, including a majority of its trustees who are not interested persons of AmeriPrime, and no other proceedings by AmeriPrime are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. Neither AmeriPrime nor the Acquired Fund is a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

          (f) LIABILITIES. To AmeriPrime's actual knowledge, there are no liabilities of the Acquired Fund, whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquired Fund's Financial Statements and liabilities incurred in the ordinary course of business prior to the Effective Time, or otherwise disclosed to the Core Fund, none of which has been materially adverse to the business, Assets or results of operations of the Acquired Fund. To the Trust's actual knowledge, the Registration Statement of AmeriPrime, which is on file with the SEC, does not contain an untrue statement of a material fact or omit a material fact that is required to be stated therein or that is necessary to make the statements therein not misleading.

          (g) LITIGATION. Except as disclosed to the Core Fund, there are no claims, actions, suits or proceedings pending or, to the knowledge of AmeriPrime, threatened which would materially adversely affect the Acquired Fund or its Assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

          (h) CONTRACTS. Except for contracts and agreements disclosed in Exhibit B hereto, under which no material default exists, neither AmeriPrime nor the Acquired Fund, at the Effective Time, is a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever.

          (i) TAXES. As of the Effective Time, all Federal and other tax returns, information returns, and other tax-related reports of the Acquired Fund required by law to have been filed shall have been filed by such date (including extensions), and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of AmeriPrime's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

          (j) SUBCHAPTER M. Acquired Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for that qualification for its current taxable year; the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing; and the Acquired Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

     9. CONDITIONS PRECEDENT TO OBLIGATIONS OF WY FUNDS.

          (a) All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time. At the Effective Time, WY Funds shall have received a certificate from an officer of AmeriPrime, dated as of such date, certifying on behalf of AmeriPrime that as of such date the conditions set forth in this clause (a) have been met.

          (b) The Acquired Fund shall have delivered to the Core Fund at the Effective Time the Acquired Fund's Statement of Assets and Liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer or Assistant Treasurer of AmeriPrime as to the aggregate asset value of the Acquired Fund's portfolio securities.

          (c) At the Effective Time, AmeriPrime shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by AmeriPrime prior to or at the Effective Time and WY Funds shall have received a certificate from an officer of AmeriPrime, dated as of such date, certifying on behalf of AmeriPrime that the conditions set forth in this clause (d) have been, and continue to be, satisfied.

          (d) The Acquired Fund shall have declared and paid a distribution or distributions prior to the Effective Time that, together with all previous distributions, shall have the effect of distributing to its shareholders:
     (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern Time on the Effective Time; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

     10. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

          (a) All representations and warranties of the Core Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time. At the Effective Time, AmeriPrime shall have received a certificate from an officer of WY Funds, dated as of such date, certifying on behalf of WY Funds that as of such date that the conditions set forth in this clause (a) have been met.

          (b) At the Effective Time, WY Funds shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Effective Time and AmeriPrime shall have received a certificate from an officer of WY Funds, dated as of such date, certifying on behalf of WY Funds that the conditions set forth in this clause (c) have been, and continue to be, satisfied.

          (c) AmeriPrime shall have received from WY Funds a duly executed instrument whereby the Core Fund assumes all Liabilities of or attributable to the Acquired Fund.

     11. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND AND THE CORE FUND. The obligations of the Acquired Fund and the Core Fund to effectuate this Agreement shall be subject to the satisfaction of each of the following conditions:

          (a) The Core Fund shares shall have been duly qualified for offering to the public in each state in which the Acquired Fund's shareholders are resident as of the date of the Reorganization (except where such qualifications are not required) so as to permit the transfer contemplated by this Agreement to be consummated; and AmeriPrime shall have received from WY Funds a duly executed certificate with respect thereto.

          (b) The Acquired Fund and the Core Fund shall have received on or before the Effective Time an opinion of counsel satisfactory to the Acquired Fund and the Core Fund, based on customary officers' certificates provided by each, substantially to the effect that for Federal income tax purposes:

               (1) The Reorganization will constitute a "reorganization" within the meaning of Code Section 368(a). The Core Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of Code Section 368(b);

               (2) No gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to the Core Fund solely in exchange for the issuance of Core Fund Shares to the Acquired Fund and the assumption by the Core Fund of all the Acquired Fund's liabilities;

               (3) No gain or loss will be recognized by the Core Fund upon its receipt of all the Acquired Fund assets in exchange for the issuance of Core Fund Shares to the Acquired Fund and the assumption by the Core Fund of all the Acquired Fund's liabilities;

               (4) The adjusted basis of the assets acquired by the Core Fund will be the same as the adjusted basis of those assets in the Acquired Fund's hands immediately before the Effective Time;

               (5) The Core Fund's holding period for the assets acquired from the Acquired Fund will include the Acquired Fund's holding period of those assets;

               (6) No gain or loss will be recognized by the Acquired Fund upon the distribution of the Core Fund Shares to the Acquired Fund's shareholders in exchange for their Acquired Fund Shares;

               (7) No gain or loss will be recognized by the Acquired Fund's shareholders upon the exchange of all their Acquired Fund Shares solely for Core Fund Shares as part of the transaction contemplated herein;

               (8) The adjusted basis of the Core Fund Shares received by each Acquired Fund shareholder will be the same as the adjusted basis of that Acquired Fund shareholder's Acquired Fund Shares surrendered in exchange therefor;

               (9) The holding period of the Core Fund Shares received by each Acquired Fund shareholder will include such shareholder's holding period for the Acquired Fund Shares surrendered in exchange therefor, provided that said Acquired Fund Shares were held as capital assets as of the Effective Time;

               (10) For purposes of Section 381 of the Code, the Core Fund will be treated as the same corporation as the Acquired Fund and the tax attributes of the Acquired Fund enumerated in Section 381(c) will be taken into account by the Core Fund as if there had been no reorganization.

               (11) Notwithstanding the above, such opinion may state that no opinion is expressed as to the effect of the Reorganization on the Acquired Fund or the Core Fund with respect to (i) any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting; and (ii) any market discount bond transferred pursuant to the Reorganization.

          (c) The Board of Trustees of WY Funds shall have approved this Agreement and authorized the issuance by the Core Fund of Core Fund Shares at the Effective Time in exchange for the Assets of the Acquired Fund pursuant to the terms and provisions of this Agreement.

     12. EFFECTIVE TIME OF THE REORGANIZATION. The exchange of the Acquired Fund's Assets for the Core Fund Shares shall be effective as of opening of business on February __, 2005, or at such other time and date as fixed by the mutual consent of the parties (the "Effective Time").

     13. TERMINATION. This Agreement and the transactions contemplated hereby may be terminated and abandoned without penalty by resolution of the Board of Trustees of AmeriPrime, as to the Acquired Fund, and/or by resolution of the Board of Trustees of WY Funds, as to the Core Fund, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Boards, make proceeding with the Agreement inadvisable.

     14. AMENDMENT. This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, no such amendment may have the effect of changing the provisions for determining the number or value of Core Fund Shares to be paid to the Acquired Fund's shareholders under this Agreement to the detriment of the Acquired Fund's shareholders.

     15. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Ohio.

     16. NOTICES. Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier addressed to appropriate party at the address contained in such party's current registration statement on Form N-1A as filed with the SEC.

     17. FEES AND EXPENSES.

          (a) AmeriPrime and WY Funds each represents and warrants to the other party that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

          (b) Except as otherwise provided for herein, all expenses of the Reorganization will be borne by Wertz York Capital Management Group, LLC ("Adviser"). The expenses to be covered by Adviser may include, without limitation: (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (ii) expenses associated with the preparation and filing of any required registration statement under the 1933 or 1940 Act; (iii) postage; (iv) printing; (v) accounting fees; (vi) legal fees and (vii) expenses of obtaining so-called "tail" or "run-off" directors & officers ("D&O") insurance coverage in respect of the current and former AmeriPrime trustees' and officers' activities as they relate to the Acquired Fund as set forth in Section 18(g) below.

     18. INDEMNIFICATION AND INSURANCE.

          (a) WY Funds, out of the assets of the Core Fund, shall indemnify, defend and hold harmless the Acquired Fund, and AmeriPrime, its respective present and former of Trustees, officers, employees and agents (collectively "Acquired Fund Indemnified Parties") against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending third-party claims, actions, suits or proceedings, whether or not resulting in any liability to such Acquired Fund Indemnified Parties, including amounts paid by any one or more of the Acquired Fund Indemnified Parties in a compromise or settlement of any such claim, action, suit or proceeding, or threatened third party claim, suit, action or proceeding made with the consent of WY Funds not unreasonably withheld, on behalf of the Core Fund, arising from (i) any breach of a representation, warranty or covenant of this Agreement by WY Funds or (ii) any untrue statement or alleged untrue statement of a material fact contained in any proxy materials in connection with the transaction contemplated herein or any registration statement of WY Funds, as filed and in effect with the SEC, or any application prepared by WY Funds, on behalf of the Core Fund with any state regulatory agency in connection with the transactions contemplated by this Agreement under the securities laws thereof ("Application"); or which arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (b) AmeriPrime, out of the assets of the applicable Acquired Fund, shall indemnify, defend, and hold harmless the Core Fund and WY Funds, its Trustees, officers, employees and agents ("WY Funds Indemnified Parties") against all losses, claims, demands, liabilities, and expenses, including reasonable legal and other expenses incurred in defending third-party claims, actions, suits or proceedings, whether or not resulting in any liability to such WY Funds Indemnified Parties, including amounts paid by any one or more of the WY Funds Indemnified Parties in a compromise or settlement of any such claim, suit, action or proceeding, or threatened third-party claim, suit, action or proceeding made with the consent of AmeriPrime, on behalf of the applicable Acquired Fund (if the Acquired Fund still exists), arising from (i) any breach of any representation, warranty or covenant of this Agreement by AmeriPrime or (ii) any untrue statement or alleged untrue statement of a material fact contained in any proxy materials, as filed and in effect with the SEC; or which arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein and necessary to make the statements therein not misleading based on information provided by AmeriPrime.

          (c) AmeriPrime, out of the Acquired Funds' assets, shall indemnify, defend, and hold harmless each of the Core Funds Indemnified Parties from and against any and all losses, claims, damage, liabilities, or expenses including, without limitation, the payment of reasonable legal fees and other expenses incurred in defending third-party claims, actions, suits or proceedings, whether or not resulting in any liability to such WY Funds Indemnified Parties, including amounts paid by any one or more of the WY Funds Indemnified Parties in a compromise or settlement of any such claim, action, suit or proceeding, or threatened third party claim, suit, action or proceeding, insofar as any such loss, claim, damage, liability, or expense (or actions with respect thereto) arises out of any act, conduct or omission relating to the Acquired Funds prior to the Effective Time.

          (d) WY Funds, out of the Core Fund' assets, shall indemnify, defend, and hold harmless each of the Acquired Fund Indemnified Parties from and against any and all losses, claims, damage, liabilities, or expenses including without limitation, the payment of reasonable legal fees and other expenses incurred in defending third-party claims, actions, suits or proceedings, whether or not resulting in any liability to such Acquired Fund Indemnified Parties, including amounts paid by any one or more of the Acquired Fund Indemnified Parties in a compromise or settlement of any such claim, action, suit or proceeding, or threatened third party claim, suit, action or proceeding, insofar as any such loss, claim, damage, liability, or expense (or actions with respect thereto) arises out of any act, conduct or omission relating to the Core Fund.

          (e) A party seeking indemnification hereunder is hereinafter called the "indemnified party" and the party from whom the indemnified party is seeking indemnification hereunder is hereinafter called the "indemnifying party." Each indemnified party shall notify the indemnifying party in writing within ten (10) days of the receipt by one or more of the indemnified parties of any notice of legal process of any suit brought against or claim made against such indemnified party as to any matters covered by this Section 18, but the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section 18. The indemnifying party shall be entitled to participate at its own expense in the defense of any claim, action, suit, or proceeding covered by this
     Section 18, or, if it so elects, to assume at its own expense the defense thereof with counsel satisfactory to the indemnified parties; provided, however, if the defendants in any such action include both the indemnifying party and any indemnified party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assume such legal defense and to otherwise participate in the defense of such action on behalf of such indemnified party and the expenses of such separate counsel shall be paid by the indemnifying party.

          (f) Upon receipt of notice from the indemnifying party to any indemnified party of the election by the indemnifying party to assume the defense of such action, the indemnifying party shall not be liable to such indemnified party under this Section 18 for any legal or other expenses subsequently  incurred by such  indemnified  party in  connection  with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the provision of the immediately preceding sentence in Section 18(e) (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel for each indemnified party); (ii) the indemnifying party does not employ counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action; or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

          (g) WY Funds, on behalf of the Core Fund, agrees that all rights to indemnification and all limitations of liability existing in favor of the current and former trustees and officers of AmeriPrime, under AmeriPrime's Agreement and Declaration of Trust in effect as of the date of this Agreement, shall survive the Reorganization and shall continue in full force and effect, and shall constitute rights which may be asserted by any such person against the Core Fund, its successors and assigns; provided that such activities were undertaken in connection with the Acquired Fund. The Acquired Fund and the former and current trustees and officers of AmeriPrime shall remain as additional insureds named on AmeriPrime's existing D&O insurance policy as long as the policy remains in existence (or, if AmeriPrime no longer has such a policy, on Unified Series Trust's D&O insurance policy) as long as the policy remains in existence.

     19. HEADINGS, COUNTERPARTS, ASSIGNMENT.

          (a) The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          (b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

          (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     20. ENTIRE AGREEMENT. Each of the parties to this Agreement, and the Acquired Fund and the Core Fund agree that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

     21. FURTHER ASSURANCES. The Core Fund and the Acquired Fund shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

     22. BINDING NATURE OF AGREEMENT. As provided in AmeriPrime's Agreement and Declaration of Trust on file with the Secretary of the State of Ohio, this Agreement was executed by the undersigned officers of AmeriPrime, on behalf of the Acquired Fund, as officers and not individually or in their other capacities with the AmeriPrime, and the obligations of this Agreement are not binding upon the undersigned officers individually, but are binding only upon the assets and property of the Acquired Fund. Moreover, no series of AmeriPrime shall be liable for the obligations of any other series of AmeriPrime. As provided by WY Funds'

Declaration of Trust on file with the Secretary of State of Ohio, this Agreement was executed by the undersigned officers of WY Funds, on behalf of the Core Fund, as officers and not individually or in their other capacities with the WY Funds, and the obligations of this Agreement are not binding upon the undersigned officers individually, but are binding only upon the assets and property of the Core Fund. Moreover, no series of WY Funds shall be liable for the obligations of any other series of WY Funds.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement and Plan of Reorganization to be duly executed on its behalf, as of the day and year first above written.


                                                                       WY FUNDS,
                                          on behalf of its series, The Core Fund

                                       By:
                                          --------------------------------------
                                                        Mitchell York, President


                                                               AMERIPRIME FUNDS,
                               on behalf of its series, Institutional Short-Term
                                                            Government Bond Fund

                                       By:
                                          --------------------------------------
                                                   Anthony J. Ghoston, President


                                        WERTZ YORK CAPITAL MANAGEMENT GROUP, LLC
                                                             As to Section 17(b)


                                         By:
                                            ------------------------------------
                                                       M. Brent Wertz, President

                  INSTITUTIONAL SHORT-TERM GOVERNMENT BOND FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                                January 28, 2005

     The undersigned shareholder of the Institutional Short-Term Government Bond Fund (the "Fund"), a series of AmeriPrime Advisers Trust (the "Trust"), hereby nominates, constitutes and appoints Anthony J. Ghoston, Freddie Jacobs, Jr., M. Brent Wertz and Mitchell York, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the principal executive offices of the Trust, 431 North Pennsylvania Street, Indianapolis, Indiana 46204, on January 28, 2005 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

     Approval of the Agreement and Plan of Reorganization

    |_| FOR                      |_| AGAINST                       |_| ABSTAIN


     The Board of Trustees recommends a vote "FOR" on the above proposal. The Proxy shall be voted in accordance with the recommendations of the Board of Trustees unless a contrary instruction is indicated, in which case the Proxy shall be voted in accordance with such instructions. In all other matters, if any, presented at the meeting, this Proxy shall be voted in the discretion of the Proxy holders, in accordance with the recommendations of the Board of Trustees, if any.

DATED:________, 2005



                                      ------------------------------------------
                                                      (Signature of Shareholder)

                                (Please date this proxy and sign your name as it appears on the label. Executors, administrators, trustees, etc. should give their full titles. All
                                                      joint owners should sign.)



       This Proxy is solicited on behalf of the Trust's Board of Trustees, and may be revoked prior to its exercise by filing with the President of the Trust an instrument revoking this Proxy or a duly executed
                   Proxy bearing a later date, or by appearing
                      in person and voting at the meeting.